June 20, 2000

                 Delaware Delchester Fund
          Delaware High-Yield Opportunities Fund

        Supplement to the current Prospectus dated
                    September 29, 1999


  The following replaces the description of "Foreign government or corporate securities" under the section of the Prospectus entitled "The securities we typically invest in."

  Securities                    How we use them
                     Delaware            Delaware High-Yield
                     Delchester Fund     Opportunities Fund

  Foreign government Delaware Delchester Delaware High-Yield
  or corporate       Fund may invest     Opportunities Fund
  securities:        up to 20% of its    may invest up to
  Securities issued  total assets in     15% of its total
  by foreign         securities of       assets in securities
  governments or     issuers domiciled   of issuers domiciled
  supranational      in foreign          in foreign countries
  entities or        countries including including both
  foreign            both established    established countries
  corporations.      countries and       and those with
                     those with          emerging markets.
  A supranational    emerging markets.
  entity is an
  entity established
  or financially
  supported by
  the national
  governments of one
  or more countries.
  The International
  Bank for
  Reconstruction
  and Development
  (more commonly
  known as the World
  Bank) is one
  example of a
  Supranational
  entity.

  The following is added to the section of the Prospectus entitled "The securities we typically invest in."

  Securities                       How we use them
                         Delaware            Delaware High-Yield
                         Delchester Fund     Opportunities Fund

  Equity securities:     Each Fund may invest in equity
  Equity securities      securities.  Generally, the Funds will
  represent ownership    invest less than 5% of total assets
  interests in a         in these securities.
  company and consist
  of common stocks,
  preferred stocks,
  warrants to acquire
  common stock and
  securities
  convertible into
  common stock.

  The following replaces the description of "Market risk" and "Foreign risk" under the section of the Prospectus entitled
  "The risks of investing in the Funds."

  Risks                       How we strive to manage them
                         Delaware            Delaware High-Yield
                         Delchester Fund     Opportunities Fund

  Market risk is the     We maintain a long-term investment
  risk that all or a     approach and focus on bonds that we
  majority of the        believe will continue to pay interest
  securities in a        or stocks we believe can appreciate over
  certain market--       an extended time frame regardless of
  like the stock or      interim market fluctuations. We do not
  bond market--will      try to predict overall stock and bond
  decline in value       market or interest rate movements and do
  because of factors     not trade for short-term purposes.
  such as economic
  conditions, future     We may hold a substantial part of each
  expectations           Fund s assets in cash or cash equivalents
  or investor            as a temporary defensive strategy.
  confidence.

  Foreign risk is        We may invest up    We may invest up to
  the risk that          to 20% of the       15% of the portfolio
  foreign securities     portfolio in        in securities of
  may be adversely       securities of       foreign issuers. We
  affected by            foreign issuers.    carefully evaluate
  political              We carefully        the reward and risk
  instability,           evaluate the        associated with each
  changes in             reward and risk     foreign security that
  currency exchange      associated with     we consider.
  rates, foreign         each foreign
  economic               security that we
  conditions or          consider.
  inadequate
  regulatory and
  accounting
  standards.

  The changes for Delaware Delchester Fund set forth in this supplement will not be implemented until August 15, 2000.